As filed with the SEC on January 31, 2022

Registration No. 33-24400

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 43	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 117	☒

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Exact name of registrant)

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Name of depositor)

900 Salem Street

Smithfield, Rhode Island 02917

(Address of depositor’s principal executive offices)

Depositor’s telephone number: (800) 544-8888

GERALD W. PATTERSON

President

Fidelity Investments Life Insurance Company

900 Salem Street

Smithfield, Rhode Island 02917

(Name and address of agent for service)

Copy to:

MICHAEL BERENSON

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of rule 485
☐	on April 30, 2022, pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a) (1) of rule 485
☐	on (date), pursuant to paragraph (a) (1) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

Effective: April 30, 2022

Fidelity Retirement Reserves®

Issued by Fidelity Investments Life Insurance Company (“FILI”)

Introduction:

Fidelity Retirement Reserves® is a variable annuity contract (the “Contract”) issued by Fidelity Investments Life Insurance Company (“FILI”, the “Company”, “we”, or “us”). The Contract is designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contract also permits the Annuitant to receive annuity income payments commencing on the Annuity Date, a date the Owner selects. Currently, we do not offer this Contract for sale to new investors, but we allow money to be added to in-force Contracts.

You purchased your Contract (1) on a non-qualified basis, or (2) on a qualified basis as an Individual Retirement Annuity (“IRA”) under Section 408(b) of the Internal Revenue Code of 1986, as amended, in connection with the “rollover” of contributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a governmental 457(b) plan or an IRA.

Money may be directed to one or more of the variable Subaccounts (the “Investment Options”) of Fidelity Investments Variable Annuity Account I (the “Variable Account”). Depending on the state of issue of your Contract, you may also be able to direct part of your money to a fixed-rate investment option funded through our general account (the “Fixed Account”).

Important Disclosures:

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

Accumulation Phase (referred to as “Accumulation Period” in the Contract) - The Accumulation Phase starts when you purchase your Contract and ends on the Annuity Date, when the Income Phase starts.

Accumulation Unit - A unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts.

Accumulation Unit Value - The value of a particular Accumulation Unit at a particular time.

Annuitant - The person designated by the Contract Owner, upon whose life annuity payments are based.

Annuity Contract - A Contract designed to provide an Annuitant with an income, which may be a lifetime income, beginning on the Annuity Date.

Annuity Date - The date when annuity payments begin.

Annuity Unit - A unit of measure used after the Annuity Date to calculate the amount of variable annuity income payments.

Annuity Unit Value – The value of a particular Annuity Unit at a particular time.

Base Contract Expenses - Expenses that we assess daily at an annual effective rate against the assets of each Subaccount, comprised of a mortality and expense risk charge and an administrative charge.

Beneficiary or Beneficiaries - The person or persons who receive the proceeds in the event of the death of all the Owners or the Annuitant.

Cash Surrender Value - The amount payable to you upon surrender of the Contract prior to the Annuity Date during the Annuitant’s lifetime, before the deduction of any taxes.

Code - The Internal Revenue Code of 1986, as amended.

Contract - The annuity contract described in this prospectus.

Contract Anniversary - The same day and month as the Contract Date in each later year.

Contract Date - The date your Contract becomes effective. It is stated in your Contract.

Contract Owner(s) or You - The person or persons who have the ownership rights and privileges of the Contract.

Contract Value - The total amount attributable to your Contract at any time prior to the Annuity Date, representing amounts in the Subaccounts and the Fixed Account.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Funds - The mutual fund portfolios in which the Investment Options invest.

Death Benefit - Amount payable to the Beneficiary or Beneficiaries upon the death of the Annuitant before the Annuity Date.

Fixed Account - A fixed-rate investment option funded through FILI’s general account. FILI credits interest to the amount allocated to the Fixed Account at a rate declared periodically in advance. The Fixed Account may also be referred to as the “Guaranteed Account.”

Income Phase (referred to as “Annuity Period” in the Contract) – The Income Phase starts on the Annuity Date and represents the period of time the Contract makes annuity income payments.

Investment Options - The Subaccounts.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in Sections 408(a) and (b), respectively, of the Code. When used to refer to a Qualified Contract described herein, it means a Contract that qualifies as an Individual Retirement Annuity as defined in Section 408(b) of the Code.

Non-qualified Contract - A Contract other than a Qualified Contract.

Qualified Contract - A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code.

Subaccount - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in this prospectus.

Total Return - Used to measure the investment performance of a Subaccount from one Valuation Period to the next.

Trading Among Variable Subaccounts - Transfers of amounts among the variable Investment Options.

Valuation Period - The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next determination of such values. Such determinations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT

FIDELITY RETIREMENT RESERVES

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals	None
Transaction Charges	Although we do not currently intend to charge for exchanges, we reserve the right to charge no more than $15.00 for each transfer in excess of twelve per calendar year.			Fee Tables
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.

Fee Tables 9. Current Charges and Other Deductions

	Annual Fee	Minimum	Maximum
	Base Contract	0.80%[1]	1.00%[1]
	Investment Options (Fund fees and expenses)	[ ]%[1]	[ ]%[1]
	Optional Benefits for an Additional Charge	0.20%[2]	0.20%[2]

1  As a percentage of the assets of each Investment Option.

[2] 0.05% deducted once each quarter until the Annuitant’s 85th birthday, as a percentage of the Contract Value on the date of the charge. This optional benefit is no longer available for sale.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost $[ ]		Highest Annual Cost $[ ]
	Assumes • Investment of $100,000 • 5% annual appreciation • Least expensive combination of Fund fees and expenses • No optional benefits • No additional purchase payments, transfers or withdrawals		Assumes • Investment of $100,000 • 5% annual appreciation • Most expensive combination of optional benefits and Fund fees and expenses • No additional purchase payments, transfers or withdrawals

Risks		Location in Prospectus
Risk of Loss	An investor can lose money by investing in the Contract.	1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account 2(b). The Funds
Not a Short-Term Investment	The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. This is because the benefits of tax deferral are more advantageous to investors with a long time horizon. Investors with a short time horizon may not benefit. Furthermore, adverse tax consequences may result from withdrawals prior to age 59 1/2.	1. Principal Risks of Investing in the Contract
Risks Associated with Investment Options

•   An investment in the Contract is subject to the risk of poor performance of the variable Subaccounts.

•   Performance will vary based on the variable Subaccounts you select.

•   You should review each Fund’s prospectus carefully before making an investment decision.

•   The interest rate associated with a Purchase Payment or an amount transferred into Fixed Account may vary from time to time.

1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account 2(b). The Funds 6(b). Facts About the Guaranteed Account
Insurance Company Risks	The Contract is issued by Fidelity Investments Life Insurance Company (“FILI, “we”, or “us”). The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. Further information about FILI, including its financial strength ratings, is available upon request by [______________].	1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account

Restrictions		Location in Prospectus
Investments

•   Depending on the state of issue of your Contract, transfers or additional payments into the Fixed Account are either prohibited entirely or subject to specific limitations.

•   You cannot exchange less than $250 from any Subaccount except that if you have less than $250 in a Subaccount you may exchange the entire amount.

•   Contract Owners who engage in frequent Exchanges may be subjected to temporary or permanent restrictions on future purchase or Exchanges.

•   We have the right to eliminate Subaccounts, to combine two or more Subaccounts, or to substitute a new mutual fund for the mutual fund in which a Subaccount invests.

3(b). Purchase Payments 5. Trading Among Variable Subaccounts 6. The Fixed Account 12(a). Changes in Investment Options

Taxes		Location in Prospectus
Tax Implications

•   Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•   If you purchased the Contract with a contribution transferred from an IRA or rolled over from a qualified plan, you do not get any additional tax deferral from this Contract.

•   Under current law, you will not be taxed on increases in the value of your Contact until a distribution occurs. The taxable portion of a distribution is generally taxed as ordinary income. A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 59 1/2.

Overview of the Contract 1. Principal Risks of Investing in the Contract 10. Tax Considerations

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to you in the form of commissions. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	2(b). The Funds 2(c). Selling the Contracts
Exchanges	Your investment professional may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	“Replacement of Contracts” under 3(a). Purchase of a Contract

OVERVIEW OF THE CONTRACT

What is this Contract designed to do and who could it be appropriate for?

The Contract is designed to provide long-term, tax-deferred accumulation of assets through investments in a variety of Investment Options during the Accumulation Phase. It also provides a Death Benefit to help protect your designated beneficiaries. Finally, it can also supplement your retirement income by providing a stream of income payments during the Income Phase. This Contract may be appropriate if you desire to accumulate assets on a tax-deferred basis and have a long-term investment horizon.

How do I accumulate assets in this Contract and receive income from the Contract?

Your Contract has two phases: 1) an Accumulation Phase; and 2) an Income Phase, beginning on the Annuity Date.

•	Accumulation Phase

To help you accumulate assets, you invest your purchase payments in one or more of the variable Subaccounts. The value of the money you invest in any Subaccount will vary with the performance of the single mutual fund portfolio (the “Fund”) in which the Subaccount invests. Each Fund has its own investment strategies, investment advisers, expense ratios, and returns. Information about the Funds is provided in Appendix A: Funds Available Under the Contract.

Owners of contracts issued in a limited number of states are also allowed to direct a portion of their Contract Value to a fixed-rate investment option funded through our general account (the “Fixed Account”). The Fixed Account may also be referred to as the “Guaranteed Account”. We guarantee that amounts allocated to the Fixed Account will earn interest at declared rates. See 6(b). Facts About the Fixed Account.

•	Income Phase

During the Income Phase, the Contract pays a stream of income payments to the Annuitant, a person designated by the Owner and upon whose life annuity income payments are based. Annuity income payments commence on the Annuity Date, a date the Owner selects. Please note on the Annuity Date, (i) the Annuitant becomes the Owner of the Contract, (ii) there may no longer be an ability to make withdrawals, and (iii) the Death Benefit terminates.

You may select from a number of annuity income options, including annuity income payments for the life of the Annuitant, with or without a guaranteed number of payments. You may choose any of these annuity income options to be paid on (1) a fixed basis, (2) a variable basis, or (3) a combination of both.

•	If you elect a fixed income, your Contract’s participation in the investment experience of the Variable Account will cease when the annuity income payments begin.

•	If you elect a variable income, annuity income payments will vary in accordance with the investment experience of the Subaccounts you select during the Income Phase.

•

If you elect a combination of fixed and variable income, a portion of your income payment will be fixed, and a portion will vary in accordance with the investment performance of the selected Subaccounts.

What are the other primary features of the Contract?

Other primary Contract features:

•

Purchase payments: Currently, we do not offer this Contract for sale to new investors, but we allow money to be added to in-force Contracts. You may add money to a Non-qualified Contract during the life of the Annuitant and before the Annuity Date. The smallest such payment we will accept is generally $250 (or $100 if Automatic Deduction Plan is elected). For Qualified Contracts, you may make additional rollover contributions provided each addition is at least $2,500.

•

Trading among variable Subaccounts: During the Accumulation Phase, you may exchange amounts among the variable Subaccounts by sending us instructions in writing, by calling us, or by using our Internet website.

•

Accessing your money: During the Accumulation Phase, you have full access to your money. You can choose to withdraw your Contract Value at any time (although withdrawals prior to age 59 1⁄2 may be subject to a tax penalty).

•

Tax treatment: You can exchange money among the variable Subaccounts without tax implications. Under current law, you will not be taxed on increases in the value of your Contact until a distribution occurs. The taxable portion of a distribution is generally taxed as ordinary income. A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 59 1/2.

•

Death Benefit: If the Annuitant dies prior to the Annuity Date, we will, upon receipt at the Annuity Service Center of proof of death and the required paperwork from all of the Beneficiaries, pay a Death Benefit to the Beneficiaries you have designated.

•	Automatic Deduction Plan: At no additional charge, you may use our Automatic Deduction Plan to make periodic, pre-authorized payments from your checking account.

•

Dollar Cost Averaging and Automatic Rebalancing: At no additional charge, you may use Dollar Cost Averaging to make automatic monthly dollar amount exchanges from either the Government Money Market Subaccount or the Investment Grade Bond Subaccount (the “Source Account”), but not both, to any of the other variable Subaccounts. Note you cannot transfer money to the Fixed Account using Dollar Cost Averaging. Alternatively, at no additional charge, you may use Automatic Rebalancing, which on a periodic basis automatically rebalances the variable Subaccounts you select to help you maintain your specified allocation mix of variable Subaccounts. Note you may not use Automatic Rebalancing if you have a balance in the Fixed Account.

•

Systematic Withdrawal Program: At no additional charge, you may use our Systematic Withdrawal Program to schedule periodic withdrawals of at least $100 on a monthly, quarterly, semi-annual, or annual basis.

FEE TABLES

The following tables describe the fees and expenses that you will pay while you own the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer Contract Value between variable Subaccounts. State premium taxes may also be deducted.

Transaction Expenses	Maximum Charge	Current Charge
Exchange FeeA	$15.00	None

A	Although we do not currently intend to charge for exchanges, we reserve the right to charge no more than $15 for each transfer in excess of twelve per calendar year.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

Annual Contract Expenses	Maximum Charge	Current Charge
Administrative ExpensesB	$50	$30
(deducted from Contract Value)
Base Contract ExpensesC	1.00%	0.80%
(as a percentage of the assets of each Investment Option)
Optional Benefit Expenses
Enhanced Death Benefit Rider	0.20%	0.20%
(0.05% deducted once each quarter, as a percentage of the Contract Value on the date of the charge. This optional benefit is no longer available for sale.)

B

We call this fee “Maintenance Charge” in your Contract. We currently waive this charge prior to the Annuity Date if your total purchase payments, less any withdrawals, equal at least $25,000, and for Contracts purchased after May 1, 1990 by exchanging Fidelity Variable Annuity. Although we do not intend to charge more than $30 per year, we reserve the right to increase this charge up to $50 if warranted by the expenses we incur. We also reserve the right to assess this charge against all Contracts (except for those Contracts issued after May 1, 1990 by exchanging Fidelity Variable Annuity). After the Annuity Date, we currently waive this charge, but we reserve the right to deduct this charge on a pro rata basis from each annuity income payment. The charge assessed after the Annuity Date will never be greater than the charge that was in effect just prior to the Annuity Date.

C

Base Contract Expenses is the total of two separate charges, a Mortality and Expense Risk Charge and an Administrative Charge. You may also see Base Contract Expenses referred to as “Total Separate Account Annual Expenses”. Although we do not now intend to charge more than 0.80% per year, we reserve the right to increase Base Contract Expenses to 1.00%.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	[__%]	[__%]
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements)D	[__%]	[__%]

D	Any expense waivers or reimbursements will remain in effect until at least [________], and can only be terminated early with approval by the fund’s board of directors.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include annual Contract expenses and annual Fund expenses.

Both examples assume that you invest $100,000 in the Contract for the time periods indicated, your investment has a 5% return each year and maximum annual Fund expenses. Example 1 assumes maximum Base Contract Expenses and Optional Benefit Expenses. Example 2 assumes current Base Contract Expenses and no Optional Benefit Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown immediately below, regardless of whether you annuitize, make a full withdrawal, or continue your Contract at the end of each of the periods shown:

(1) Assuming maximum Base Contract Expenses and Optional Benefit Expenses

1 year	3 years	5 years	10 years
[$___]	[$___]	[$___]	[$___]

(2) Assuming current Base Contract Expenses and No Optional Benefit Expenses

1 year	3 years	5 years	10 years
[$___]	[$___]	[$___]	[$___]

1. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss: You can lose money by investing in the Contract. The portion of your Contract Value allocated to the variable Subaccounts will vary with the investment performance of the single Fund in which the Subaccount invests. Values may increase, decrease, or stay the same. You bear the investment risk. You should review each Fund’s prospectus carefully before making an investment decision.

Not A Short-Term Investment: The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. This is because the benefits of tax deferral are more advantageous to investors with a long time horizon. Investors with a short time horizon may not benefit. Furthermore, adverse tax consequences may result from withdrawals prior to age 59 1/2.

Fixed Account Interest Rate Risk: Different interest rates may apply to different amounts in the Fixed Account depending on when the amount was initially allocated. Furthermore, the interest rate applicable to any particular amount may vary from time to time.

Possibility of Adverse Tax Consequences: A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 59 1/2.

Another Annuity Contract May Be More Appropriate: It is possible that other annuity contracts, including contracts with lower expenses, may be more appropriate for you based on your current needs. For example, if the Death Benefit and Fixed Account available in this Contract are not important to you, another less expensive annuity contract could be more appropriate. Note exchanging from one annuity contract to another should only be done after a careful consideration of the benefits, features, and expenses of the existing and proposed annuity.

Potential Harmful Fund Transfer Activity: Frequent exchanges among Investment Options by Contract Owner(s) can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Owners, Annuitants, Insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value (“NAV”). FILI has adopted policies designed to discourage frequent trading. See 5(f). FILI Policies Regarding Frequent Trading.

Insurance Company Risks: The Contract is issued by Fidelity Investments Life Insurance Company. The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. If FILI experiences financial distress, it may not be able to meet its obligations to you – obligations under the Fixed Account, Death Benefit, and annuity income payments could be especially at risk. Further information about FILI, including its financial strength ratings, is available upon request by [______________].

Risk of Increase in Current Fees and Expenses: Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.

2. FILI, THE VARIABLE ACCOUNT, THE FUNDS, AND THE DISTRIBUTORS

2(a). FILI and the Variable Account

FILI: The Contract is issued by FILI. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. FILI’s principal executive offices are located at 900 Salem Street, Smithfield, Rhode Island 02917. The address of FILI’s Annuity Service Center is P.O. Box 770001, Cincinnati, Ohio 45277-0050.

The Variable Account: Fidelity Investments Variable Annuity Account I is a separate account used to support the Contract and other forms of variable annuity contracts issued by FILI, and for other purposes permitted by law. We are the legal owner of the assets of the Variable Account. However, income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of any of our other assets. The assets of the Variable Account may not be used to pay any of our liabilities other than those arising from the Contracts. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised to investors under the Contracts.

Financial Statements: FILI’s financial statements and the financial statements of the Variable Account appear in the Statement of Additional Information.

2(b). The Funds

Each Investment Option (also referred to as “Subaccount”) in the Variable Account invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund’s assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

FILI or its insurance agency affiliate receives annual compensation of up to 0.45% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the funds’ advisors or their affiliates. These payments are not contract charges, and do not increase fund or contract charges.

Investments by the Subaccounts in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings.

Where to Find More Information on the Funds: Information regarding each Fund including its name, investment objective, investment advisers, current expenses, and performance is available in Appendix A: Funds Available Under the Contract. In addition, each Fund has issued a prospectus that contains more detailed information of the Fund. Investors may obtain paper or electronic copies of a Fund prospectus by ____.

2(c). Selling the Contracts

Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., affiliates of us and subsidiaries of FMR LLC, our parent company, distribute the Contracts. Fidelity Brokerage Services LLC is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Company LLC is the distributor of the Fidelity family of funds. The principal business address of Fidelity Brokerage Services LLC and Fidelity Distributors Company LLC is 900 Salem Street, Smithfield, Rhode Island 02917.

Compensation paid to persons selling the Contracts may vary depending on whether Contract Values are allocated to the Fixed Account or the Variable Account. We pay Fidelity Insurance Agency, Inc. compensation of not more than 2% of payments received in the first Contract Year for marketing and distribution. We also pay Fidelity Insurance Agency, Inc. renewal compensation in later years based on persistency of Contracts and the size of Contract Values. Our renewal compensation payments will be approximately equal to 0.10% of the Contract Value as of the end of each Contract Year.

2(d). Litigation

Neither FILI, the Variable Account, nor Fidelity Brokerage Services LLC is a party to any material litigation.

3. PURCHASING AND CONTRIBUTING TO A CONTRACT

3(a). Purchase of a Contract

Currently, we do not offer this Contract for sale to new investors, but we allow money to be added to in-force Contracts.

Application and Initial Purchase Payment: You purchased your Contract on (1) a non-qualified basis (“Non-qualified Contract”), or (2) as an Individual Retirement Annuity (“IRA”) that qualifies for special federal income tax treatment (“Qualified Contract”).

Generally, we issued Qualified Contracts only in connection with a “rollover” of funds from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, governmental 457(b) plan, or an IRA. To purchase a Qualified Contract, individuals were generally required to make a purchase payment of at least $10,000 and complete an application form. There are other restrictive provisions limiting the timing and amount of payments to and distributions from the Qualified Contract. See 10. Tax Considerations.

To purchase a Non-qualified Contract, individuals were generally required to make a purchase payment of at least $2,500 and complete an application form. For a Non-qualified Contract, the proposed Annuitant was required to be no older than 72 years old (for Contracts purchased through a 1035 exchange, the Annuitant was required to be no older than 85 years old).

We also allowed a Non-qualified Contract to be purchased by exchanging Fidelity Variable Annuity (another annuity Contract issued by FILI). For these purchases, the original contract was exchanged for a new Contract with a purchase price equal to the Contract Value of the original contract on the date of the exchange. In addition, a Contract purchased through such an exchange is subject to certain special provisions, which are described throughout the prospectus.

We applied your initial payment to the purchase of a Contract within two business days of receiving your payment and completed application form in good order at our Annuity Service Center. The date that we credited your initial payment and issued your Contract is called the Contract Date.

Replacement of Contracts: You can generally exchange a non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer a qualified annuity contract directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer one annuity for another annuity, then you may pay a surrender charge on your existing annuity, charges may be higher (or lower), and the benefits may be less (or more) advantageous. You should not exchange or transfer one annuity for another unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you the new annuity contract (that person will generally be compensated if buy the contract through an exchange, transfer or otherwise).

Free Look Period: When you purchased your Contract, we communicated to you that you had a “free look period”—a limited period of time during which you could cancel the Contract and receive a refund. Your free look period was at a minimum 10 days from the date you received your Contract, and in some states longer. During your Contract’s free look period, you had the right to cancel the Contract by sending a written request to our Annuity Service Center. If you were to have exercised your right to cancel the Contract, we would have promptly refunded the greater of (1) your purchase payment (without interest) or (2) the amount of your purchase payment plus the investment performance of the Government Money Market Investment Option.

During part or for the entirety of the free look period, the entire portion of any net purchase payment allocated to Variable Account was invested in the Government Money Market Subaccount. The Contract Value in the Government Money Market Subaccount was then transferred to the Subaccounts you chose on the application or in any later instructions to us.

3(b). Purchase Payments

Contributing to a Contract: Contract Owners that were issued Contracts other than NRR-96100-FL, NRR-96100-NJ, NRR-96101-NJ, NRR-96100-MD, NRR-96101-MD, NRR-96100-OR, NRR-96101-OR, NRR-96100-VA and NRR-96101-VA are not allowed to make transfers or additional payments into the Fixed Account. Additional payments are allowed into the Variable Account.

You may add money to a Non-qualified Contract during the life of the Annuitant and before the Annuity Date. The smallest such payment we will accept is generally $250. You may, however, elect to make regular monthly payments of a minimum of $100 by authorizing regular transfers from a checking account. See Automatic Deduction Plan under 4. Benefits of the Contract. Furthermore, we may offer Contracts with lower minimum payment requirements to individuals under certain sponsored arrangements that meet our eligibility requirements. See 11(i). Special Provisions Applicable to Sales Under Sponsored Arrangements.

You may make a telephone, mail or Internet request to add an additional payment to the Contract from your Fidelity mutual fund or Fidelity brokerage “core” account, or other eligible Fidelity account (“Fidelity Account”). You may also request to add an additional payment by moving money from your bank account. Any Contracts and accounts between which money will be transferred must have at least one owner’s name in common.

You may make additional payments to a Qualified Contract of additional rollover contributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, governmental 457(b) plan, or an IRA. The smallest such payment we will accept is $2,500, unless your Contract provides for a lower minimum.

Additional payments allocated to the variable Subaccounts will be credited to your Contract based on the next computed value of an Accumulation Unit following receipt of your payment at the Annuity Service Center. See Accumulation Units below.

Payments allocated to the Fixed Account will be credited under your Contract as of the date the payment is received at our Annuity Service Center. See 6. The Fixed Account.

We may limit the maximum amount of initial or subsequent payments that we will accept.

FILI reserves the right to reject certain deposits made with cash-like instruments including, but not limited to money orders, cashier’s checks, bank drafts, postal money orders and Traveler’s Express international money orders.

Investment Allocation of Your Purchase Payments: Payments allocated to the Variable Account after the free look period are invested directly in the selected Investment Options. All percentage allocations must be in whole numbers. If your future payment allocation instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the Government Money Market Portfolio until we receive your complete instructions. In these cases, we will not be responsible for the results of unit value changes or lost market opportunity. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

Any additional payments allocated to the Fixed Account are credited directly to the Fixed Account. Owners of one of the below referenced Contracts may make transfers or additional payments into the Fixed Account but such allocations are limited to $50,000 during any one Contract Year, and are only allowed prior to the Annuity Date:

•	NRR-96100-FL, NRR-96100-NJ, NRR-96101-NJ, NRR-96100-MD, NRR-96101-MD, NRR-96100-OR, NRR-96101-OR, NRR-96100-VA and NRR-96101-VA

The Fixed Account may also be subject to an overall maximum allocation amount limitation. See 6(c). Fixed Account Transfers.

Accumulation Units: When you allocate your net purchase payments to a selected variable Subaccount, we credit a particular number of Accumulation Units to your Contract. An Accumulation Unit is a unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts. The Accumulation Unit Value for a Subaccount is the value of one Accumulation Unit of that Subaccount at a particular time.

We determine the number of Accumulation Units credited by dividing the dollar amount allocated to each Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received at the Annuity Service Center. Each Subaccount’s Accumulation Unit Value varies each Valuation Period (i.e. each day that there is trading on the New York Stock Exchange) with the Total Return of the Subaccount. The Total Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccount.

4. BENEFITS OF THE CONTRACT

The following tables summarize information about benefits available under the Contract. A detailed description of each benefit follows the tables.

Benefits Payable Upon Death During Accumulation Phase

Name of Benefit	Purpose	Maximum Fee (annual rate)	Brief Description of Restrictions / Limitations
Contract Value Benefit (a standard benefit)	Upon death of an Owner prior to the Annuity Date and while the Annuitant is still living, this provides a benefit equal to the Contract Value.	None	Poor investment performance and withdrawals can significantly reduce the benefit.

Return of Premium Death Benefit (a standard benefit)

If death of the Annuitant occurs on or before his or her 85th birthday*, the Death Benefit will be the greater of

(a) Purchase payments paid, less partial withdrawals, any applicable surrender charges, and any incurred taxes; and

(b) the Contract Value on date that proof of death is received by FILI.

		None	Applicable only to Contracts issued endorsement NRR-96103 Withdrawals reduce the benefit.

Return of Premium Death Benefit – Adjusted Proportionally (a standard benefit)

If death of the Annuitant occurs on or before his or her 85th birthday*, the Death Benefit will be the greater of

(a) Purchase payments paid, adjusted proportionally for any partial withdrawals or partial 1035 exchanges, and less any applicable taxes, and

(b) the Contract Value on date that proof of death is received by FILI.

		None	Applicable only to Contracts issued contract endorsement NRR-96100-DB-03 Withdrawals can significantly reduce the benefit.

Enhanced Death Benefit Rider (an optional benefit that is no longer available for purchase)

If death of the Annuitant occurs on or before his or her 85th birthday*, the Death Benefit will be the greatest of 1), 2), and 3) below.

1) Purchase payments made, less any partial withdrawals and any incurred taxes.

2) the Contract Value on date that proof of death is received by FILI.

3) Highest Contract Value on any Contract Anniversary (“Anniversary”) on or after Anniversary when Rider is added to Contract and before Annuitant reaches age 80, plus any purchase payments received by FILI after such Anniversary, reduced proportionally for any withdrawals after such Anniversary.

0.20% (as a % of Contract Value)

Applicable only to Contracts issued one of the following Contract endorsements:

- NRR-96120

- NRR-96120-NJ

- NRR-96120-TX

- NRR-96120-TX-1

No longer available for purchase

Withdrawals can significantly

reduce the benefit.

*	For each Death Benefit, If the death of the Annuitant occurs after his or her 85th birthday, the Death Benefit will be the Contract Value on date that proof of death is received by FILI.

Other Optional Benefits

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Automatic Deduction Plan (“Automatic Annuity Builder”)	Allows for periodic, pre-authorized purchase payments from a checking account.	None	Minimum transfer amount is $100.

Dollar Cost Averaging	Allows for automatic monthly dollar amount exchanges from one of two source Subaccounts to any other Subaccount.	None	Minimum transfer amount is $250. May not be used at the same time as Automatic Rebalancing. May not be used to make transfers to the Fixed Account.

Automatic Rebalancing	Helps to maintain a specified allocation mix among Subaccounts.	None	May not be used at the same time as Dollar Cost Averaging. May not be used if you have a balance in the Fixed Account.

Systematic Withdrawal Program	Allows for periodic withdrawals of at least $100 on a monthly, quarterly, semi-annual or annual basis.	None	Contract Value must be at least $10,000 to begin this program.

Benefits Payable Upon Death

Overview

All Contracts include the Contract Value Benefit and one of the three below Death Benefits. Note these benefits are only applicable during the Accumulation Phase. For information on the payments, if any, Beneficiaries will be entitled to following the death of the last surviving Annuitant during the Income Phase. See 8(d). Types of Annuity Income Options.

The main differences between the Contract Value Benefit and the Death Benefit are (1) in general, the Contract Value Benefit is triggered upon the death of an Owner before the Annuity Date, and the Death Benefit is triggered upon the death of the Annuitant before the Annuity Date, and (2) the Death Benefit guarantees your Beneficiary(ies) will receive a minimum distribution amount (if death occurs during a specified time period), whereas the Contract Value Benefit does not guarantee any minimum distribution amount. Please see Appendix B: Death Benefit Hypothetical Examples for examples illustrating the operation of each of the Death Benefits.

Details of Benefits

Contract Value Benefit: This is a benefit equal to the Contract Value that is triggered if an Owner dies before the Annuity Date. To the extent the deceased Owner was also the Annuitant, the terms of the Contract’s Death Benefit override the Contract Value Benefit. This is a standard benefit, meaning you do not need to elect it, and is included in all Contracts for no additional charge. Note—this benefit does not guarantee your designated beneficiary(ies) will receive a minimum amount. Poor investment performance and withdrawals can significantly reduce this benefit.

Return of Premium Death Benefit: This Death Benefit only applies to Contracts issued endorsement NRR-96103. It is a standard benefit, meaning Contract Owners do not need to elect it, and is included in a Contract for no additional charge.

Coverage:

If the death of the Annuitant occurs on or before his or her 85th birthday, the Death Benefit will be the greater of:

(a) The purchase payments paid, less any partial withdrawals and any applicable surrender charges and any incurred taxes; and

(b) The Contract Value on the date that proof of death is received by the FILI.

If the death of the Annuitant occurs after his or her 85th birthday, the Death Benefit will be the Contract Value on the date that proof of death is received by the Company.

Return of Premium Death Benefit – Adjusted Proportionally: This Death Benefit only applies to Contracts issued endorsement NRR-96100-DB-03. It is a standard benefit, meaning Contract Owners do not need to elect it, and is included in a Contract for no additional charge.

Coverage:

If the death of the Annuitant occurs on or before his or her 85th birthday, the Death Benefit will be the greater of:

(a) the purchase payments paid, adjusted for any partial withdrawals or partial 1035 exchanges as stated in the next sentence and any applicable taxes. Withdrawals or partial 1035 exchanges will reduce the Death Benefit proportionately to the reduction in Contract Value caused by the withdrawal or partial 1035 exchange; and

(b) the Contract Value on the date that proof of death is received by FILI.

If the death of the Annuitant occurs after his or her 85th birthday, the Death Benefit will be the Contract Value on the date that proof of the death is received by the Company.

Enhanced Death Benefit Rider: This Death Benefit only applies to Contracts issued one of the following endorsements:—NRR-96120, NRR-96120-NJ, NRR-96120-TX, or NRR-96120-TX-1. It is an optional Death Benefit that could be elected by Contract Owners for a limited time in certain states. It is no longer available for purchase.

Cost:

A mortality charge is deducted quarterly. The amount of the charge for each quarter is 0.05% of the Contract Value on the date of the quarterly charge. No charges are made on or after the Annuitant’s 85th birthday.

Coverage:

If death of the Annuitant occurs on or before his or her 85th birthday, the Death Benefit will be the greatest of 1), 2), and 3) below.

1) The purchase payments made, less any partial withdrawals and any incurred taxes.

2) The Contract Value on the date that proof of death is received by the FILI.

3) The highest Contract Value on any Contract Anniversary on or after the Contract Anniversary when this Rider was added to the Contract and before the Annuitant reaches age 80, plus any purchase payments received by the Company after such Contract Anniversary, reduced for any withdrawals after such Contract Anniversary as described in the next sentence. Any withdrawals after such Contract Anniversary will reduce the amount otherwise payable under this paragraph proportionately to the reduction in the Contract Value caused by the withdrawal. For Contracts with net purchase payments greater than $4 million, this value can never exceed the amount calculated above, multiplied by $4 million, divided by the net purchase payments.

If the death of the Annuitant occurs after his or her 85th birthday, the Death Benefit will be the Contract Value on the date that proof of death is received by FILI.

Termination

The Owner may terminate the Rider by providing advance written notice to FILI. Termination will be effective as of the next date a mortality charge is due after FILI receives such notice.

The rider automatically terminates immediately upon the date that proof of death of the original Annuitant is received by FILI during the Accumulation Phase.

Who has the right to receive the Contract Value Benefit or Death Benefit?

The Beneficiary(ies) designated in the Contract has the right to the proceeds upon the death before the Annuity Date of all the Owners or the Annuitant. If the Contract is jointly owned and if either Owner dies before the Annuity Date, the entire interest will be distributed to the surviving Owner unless the deceased Owner was the Annuitant. In that case, the Beneficiary(ies) will receive the distribution.

What are the different options for the Beneficiary(ies) in receiving the Contract Value or Death Benefit?

The below discussion applies only to Non-qualified Contracts. For a description of the settlement options applicable to Qualified Contracts, please see the IRA Disclosure Statement that accompanies this prospectus.

Listed below are the settlement options that FILI makes available for the Contract Value Benefit and Death Benefit. Due to federal tax law that the Contract must comply with to qualify as an annuity for tax purposes, some of the settlement options are only available to certain types of Beneficiaries.

Settlement Option	Description	Beneficiary Restrictions for Contract Value Benefit	Beneficiary Restrictions for Death Benefit
5 Year Distribution

Entire interest in the Contract must be withdrawn no later than five years from the date of death.

In the event state escheatment laws require escheatment to the state before five years from the date of death, a Beneficiary may not have the full five-year distribution period to withdraw the proceeds as described in the Contract. See 11(d). Abandoned Property.

		No restrictions	No restrictions

Annuitization	Entire interest in the Contract is payable over the Beneficiary’s or surviving Owner’s lifetime by electing annuitization within 60 days of the date of death, with distributions beginning within one year of the date of death. A Beneficiary who elects this option gives up future access to the proceeds in exchange for a guaranteed stream of income.	Beneficiary or surviving Owner must be a natural person	Beneficiary must be a natural person

Stretch Benefit	Entire interest in the Contract is paid over a period not extending beyond the Beneficiary or surviving Owner’s life expectancy in systematic withdrawals with distributions beginning within one year of the date of death. Under this option the Beneficiary can not make ad hoc partial withdrawals but can make a complete withdrawal of the remaining proceeds at any time.	Beneficiary or surviving Owner must be: • a natural person and • not the deceased Owner’s spouse	Beneficiary must be: • a natural person and • not the deceased Annuitant’s spouse

Settlement Option	Description	Beneficiary Restrictions for Contract Value Benefit	Beneficiary Restrictions for Death Benefit
Continuation of Contract

Continue the Contract, or their portion of the Contract, as the Owner.

For the Contract Value Benefit, upon continuing the Contract the Beneficiary (or surviving Owner if different) becomes the Owner and the Annuitant remains the same.

For the Death Benefit, upon continuing the Contract the Beneficiary becomes the Owner as well as the Annuitant.

Beneficiary must be deceased Owner’s spouse

For jointly owned Contracts, upon an Owner’s death, the surviving Owner must be deceased Owner’s spouse AND the Beneficiary to elect this option

Federal tax law does not allow a civil union partner to continue the Contract as his or her own.

Beneficiary must be deceased Annuitant’s spouse Federal tax law does not allow a civil union partner to continue the Contract as his or her own.

Automatic Deduction Plan

Under the automatic deduction plan (“Automatic Annuity Builder”) you can make regular payments by pre-authorized transfers from a checking account. Your checking account must be at a banking institution which is a member of ACH (Automated Clearing House). The minimum regular payment is $100. This minimum may be reduced for Contracts issued under certain sponsored arrangements. Transactions pursuant to an automatic deduction plan will be confirmed in your quarterly statement. We reserve the right to restrict your participation in the automatic deduction plan if your checking account has insufficient funds to cover the transfer.

Dollar Cost Averaging

Dollar Cost Averaging allows you to make automatic monthly dollar amount exchanges from either the Government Money Market Subaccount or the Investment Grade Bond Subaccount (the “Source Account”) to any of the other variable Subaccounts but are not permitted to the Fixed Account. Dollar Cost Averaging exchanges are allowed from one Source Account only. Dollar Cost Averaging will not be allowed in conjunction with the Automatic Rebalancing feature described in this prospectus.

These monthly exchanges will take effect on the same day each month. You may select any date from the 1st to the 28th as the date for your dollar cost averaging exchanges (the “Exchange Date”). If the New York Stock Exchange is not open on your selected date in a particular month, the exchange will be made at the close of the Valuation Period that includes the date you selected. Your exchanges will continue until the balance in the Source Account is exhausted or you notify us to cancel Dollar Cost Averaging for your Contract.

The minimum monthly exchange allowed to any variable Subaccount is $250.

Dollar Cost Averaging is available at no charge. Fidelity Investments Life reserves the right to modify or terminate the Dollar Cost Averaging feature.

Automatic Rebalancing

Automatic Rebalancing is available to you. Automatic Rebalancing is designed to help you maintain your specified allocation mix between the Investment Options. You can direct Fidelity Investments Life to readjust your allocations on a quarterly, semi-annual, or annual basis to return to the allocations you select on the rebalancing instruction form. These exchanges will be made on the same day of each month. You may select any date from the 1st to the 28th as the date for your Automatic Rebalancing exchanges. If the New York Stock Exchange is not open on your selected date in a particular month, the exchanges will be made at the close of the Valuation Period that includes the date you selected. Your exchanges will continue until you notify us to cancel Automatic Rebalancing for your Contract.

Automatic Rebalancing is available at no charge. Fidelity Investments Life reserves the right to modify or terminate the automatic rebalancing feature.

•	You may not participate in Automatic Rebalancing and the Dollar Cost Averaging program at the same time.

•	You may not use Automatic Rebalancing if you have a balance in the Fixed Account.

Systematic Withdrawal Program

Contract Owner(s) may elect in writing on a form we provide to take systematic withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. We will require a $10,000 minimum Contract Value to begin this program. Systematic withdrawals will be taken proportionately from all of your selected Investment Options at the time of each withdrawal. If a systematic withdrawal would bring the Contract Value below $2,500, the systematic withdrawal will be made only for the amount that will reduce the Contract Value to $2,500, and the systematic withdrawal option will automatically terminate.

Each systematic withdrawal is subject to federal income taxes, including any penalty tax that may apply, the same as for any other withdrawal. We reserve the right to modify or discontinue the systematic withdrawal program.

5. TRADING AMONG VARIABE SUBACCOUNTS

5(a). General Procedures for Making Exchanges

You may currently exchange amounts among the variable Subaccounts before the Annuity Date without charge. However, excessive exchange activity can disrupt the Fund management strategy and increase Fund expenses, which are borne by all Contract Owners participating in the Fund regardless of their exchange activity. Therefore, we may limit the number of exchanges permitted, but not to fewer than five per Contract Year. Although we do not currently intend to charge for exchanges, we reserve the right to impose a charge if you make exchanges in excess of twelve per calendar year. See Transaction Expenses in Fee Tables. We may also require you to submit your exchange instructions by mail.

Your request to make an exchange may be in terms of dollars, such as a request to exchange $5,000 from one Subaccount to another, or may be in terms of a percentage reallocation among Subaccounts. In the latter case, the percentages must be in whole numbers. The minimum amount you may exchange is $250 or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. You may exchange amounts or change your investment allocation with respect to future payments by sending a letter or calling the Annuity Service Center or on our Internet website.

5(b). Trading by Telephone or Internet

FILI reserves the right to revise or terminate the telephone or Internet exchange provisions, limit the amount of or reject any exchange, as deemed necessary, at any time. We will not accept exchange requests via fax or electronic mail.

We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

5(c). Effective Date of Exchanges Among Variable Subaccounts

When you request an exchange between variable Subaccounts, the redemption of the requested amount from the Subaccount will always be effected as of the end of the Valuation Period in which we receive the request at our Annuity Service Center, or receive it by telephone or through the Internet. We will generally credit that amount to the new Subaccount at the same time.

However, when (1) you are making an exchange to a Subaccount which invests in a portfolio that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, and (2) the Subaccount from which the exchange is being made is investing in an equity portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell portfolio securities in order to make funds available, then the crediting of the amount exchanged to the new Subaccount may be delayed. This delay will be until the Subaccount from which the exchange is being made obtains liquidity through the earliest of the portfolio’s receipt of proceeds from sales of portfolio securities, new contributions by Contract Owners, or otherwise, but no longer than seven days. During this period, the amount exchanged will be uninvested.

5(d). Use of Market Timing Services

In some cases, we may sell contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract Values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one

Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

5(e). Short-Term Trading Risk

Frequent exchanges among Investment Options by Contract Owner(s) can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Owners, Annuitants, Insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value (“NAV”).

The insurance-dedicated mutual funds available through the Investment Options are also available in products issued by other insurance companies. These funds carry a significant risk that short-term trading may go undetected. The funds themselves generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by Contract Owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with FILI that will require FILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

5(f). FILI Policies Regarding Frequent Trading

FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent trading (i.e. frequent transfers or exchanges of Contract Value) as described below. If requested by the underlying mutual funds, FILI will consider additional steps to discourage frequent trading of shares of those funds, not inconsistent with the policies and procedures described below.

Contract Owners who engage in frequent trading may be subjected to temporary or permanent restrictions as described below on future purchases or exchanges in a Fund, and potentially in all funds managed by Fidelity Management & Research Company LLC or one of its affiliates. Further, Contract Owners who have engaged in frequent trading in the Funds, or in other funds managed by Fidelity Management & Research Company LLC or one of its affiliates may be subjected to temporary or permanent restrictions on purchases or exchanges in those funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Contract, at any time without notice to Owners.

Although there is no minimum holding period and Contract Owners can make withdrawals or exchanges out of any Investment Option at any time, Contract Owners may ordinarily comply with FILI’s policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or exchange out of that Investment Option.

In addition, each underlying mutual fund reserves the right to reject the Variable Account’s entire purchase or exchange transaction at any time, which would make FILI unable to execute Owner purchase, withdrawal or exchange transactions involving that fund on that trading day. FILI’s policies and procedures are separate and independent from any policies and procedures of the underlying mutual funds, and do not guarantee that the mutual funds will not reject Variable Account orders.

5(g). Frequent Trading Monitoring and Restriction Procedures

FILI has adopted policies and procedures related to exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or exchange into an Investment Option followed by a withdrawal or exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Contract over a rolling 12 month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction, at least two of which are completed on different business days, within any rolling 12 month period will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies issued by FILI or its affiliate, that they own. This rule will apply even if the four or more roundtrips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the owner makes another round trip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is restarted and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. “U.S. Mail-Only” for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Contract owned or controlled commonly with a Contract subject to the above restrictions, or in respect to any Contract owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions

FILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Government Money Market Investment Option;

(2) Dollar cost averaging, automatic rebalancing, automatic annuity builder, systematic withdrawal program and annuity payments will not count toward an Investment Option’s roundtrip limits;

(3) FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

FILI may choose not to monitor transactions below certain dollar value thresholds. No other exceptions will be allowed. The Frequent Trading procedures will be applied consistently to all Owners.

6. THE FIXED ACCOUNT

6(a). Important Disclaimer

Because of exemptive and exclusionary provisions, interests in the Fixed Account option under the Contracts have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account option are not subject to the provisions of those Acts, and FILI has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

6(b). Facts About the Fixed Account

•

As noted earlier, you may allocate a portion of your purchase payments or transfer a part of your Contract Value to the “Fixed Account” only if you own one of the following contracts: NRR-96100-FL, NRR-96100-NJ, NRR-96101-NJ, NRR-96100-MD, NRR-96101-MD, NRR-96100-OR, NRR-96101-OR, NRR-96100-VA and NRR-96101-VA.

•

Allocations (including transfers) to the Fixed Account during any one Contract Year may not exceed $50,000, and such allocations are only allowed prior to the Annuity Date. The Fixed Account may also be subject to an overall maximum allocation amount limitation.

•	Any funds in the Fixed Account do not fluctuate with the investment experience of our general account.

•	We guarantee that funds held in the Fixed Account will accrue daily at the minimum interest rate that is required by law and that is disclosed on the schedule page of your Contract.

•

When a purchase payment is received or an amount is transferred into the Fixed Account, an interest rate will be assigned to that amount. That rate will be guaranteed for a certain period of time depending on when the amount was allocated to the Fixed Account.

When this initial period expires, a new interest rate will be assigned to that amount which will be guaranteed for a period of at least a year. Thereafter, interest rates credited to that amount will be similarly guaranteed for successive periods of at least one year. Therefore, different interest rates may apply to different amounts in the Fixed Account depending on when the amount was initially allocated. Furthermore, the interest rate applicable to any particular amount may vary from time to time.

•	The amount of your Contract Value in the Fixed Account and the amount of interest credited will be included in the quarterly statements we send to you. See 11(e). Reports to Owners.

6(c). Fixed Account Transfers

Content in this section pertaining to transfers to the Fixed Account only applies to Owners of the Contracts referenced in 6(b) above. Owners of all other contracts are not allowed to make transfers to the Fixed Account.

You may make transfers to and from the Fixed Account only with our consent, and only before the Annuity Date. You may currently make one transfer per Contract Year from the Variable Account to the Fixed Account, and it may not exceed the amount described in 6(b) above.

The minimum dollar amount you may transfer is $250 from any Subaccount or, if less, the entire portion of your Contract Value allocated to a particular Subaccount.

The amount that you may transfer from the Fixed Account will be determined by us, at our sole discretion, but will not be less than 25% of the portion of the Contract Value in the Fixed Account at the time of the transfer. When the maximum amount is less than $1,000, we permit a transfer of up to $1,000. You may make one transfer out of the Fixed Account during each Contract Year. We do not permit a transfer or an additional payment into the Fixed Account during the 12 months following the withdrawal or transfer out of the Fixed Account.

When you withdraw or transfer amounts out of the Fixed Account the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. At the end of the current renewal interest guarantee period, January 31, 2023, the amount that may be transferred for the month of February will be declared and will not be less than the minimums specified above.

7. MAKING WITHDRAWALS

7(a). Overview of Withdrawals

You may at any time prior to the Annuity Date and while the Annuitant is still living surrender your Contract for its Cash Surrender Value. You may also make partial withdrawals of $500 or more. You may request to have the money wired to your Fidelity Account with identical registration. We reserve the right to change telephone withdrawal requirements or limitations. You can request in writing that we transfer withdrawals from your Contract directly to your bank account or Fidelity Brokerage or Mutual Fund Account.

Withdrawals will reduce the Contract Value and may significantly reduce a Contract’s Death Benefit. The taxable portion of a distribution is generally taxed as ordinary income. A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 59 1/2.

You may not make a partial withdrawal that would reduce your Contract Value to less than $2,500. Unless you provide other instructions, partial withdrawals will be taken from all of your selected Investment Options in proportion to your Contract Value in each Investment Option at the time of the withdrawal.

We will pay you the amount of any surrender or partial withdrawal, less any required tax withholding, within seven days after we receive a withdrawal request. We may defer payment from the Variable Account under certain limited circumstances for a longer period, and we reserve the right to defer payment from the Fixed Account under any circumstances for not more than six months. See 11(h). Postponement of Payment.

FILI reserves the right to restrict your Contract from withdrawals and/or exchanges if there is reasonable suspicion of fraud, diminished capacity, or inappropriate activity. FILI also reserves the right to restrict your Contract from withdrawals and/or exchanges if FILI is put on reasonable notice that the ownership of the Contract is in dispute.

7(b). Withdrawals by Telephone

Clients may request a partial withdrawal by telephone, mail, or internet. Withdrawals by telephone are limited to the following criteria (limitations for online withdrawals may be lower):

1. Withdrawals of $500 to $500,000 with no more than $500,000 being withdrawn within a seven day period. (Withdrawals greater than $500,000 must be requested in writing with a signature guarantee from all registered owners.)

2. The client may not withdraw an amount which would reduce the Contract Value to less than $2,500. This would require a surrender of the Contract which must be completed in writing and signed by all registered Contract Owners.

3. For Contracts that have had an address change in the last 10 days, the limit is $100,000. (Withdrawals greater than $100,000 must be requested in writing with a signature guarantee from all registered Contract Owners.)

4. The check must be made payable to all registered Contract Owners. (Checks made payable to an alternate payee must be requested in writing with a signature guarantee from all registered Contract Owners.)

5. The funds may be requested to be wired to a Fidelity Mutual Fund or Fidelity Brokerage account with identical owner registrations, or directed from an individually owned Contract into a jointly owned Fidelity account with at least one identical owner. (Requests to wire funds from a jointly registered Contract to an individually registered account or from a Contract owned by a trust to an account with different owners and/or trustees, must be requested in writing with a signature guarantee from all owners/trustees.)

6. Withdrawals must be requested and completed by market close in order to be processed during the current business day. Requests taken after the market close will be processed on the following business day.

You may also use our Systematic Withdrawal Program to elect to take periodic withdrawals. See Systematic Withdrawal Program under 4. Benefits of the Contract.

8. INCOME PHASE

8(a). Annuity Date

When your Contract was issued, it generally provided for the latest permissible Annuity Date to be the first day of the calendar month following the Annuitant’s 85th birthday or, if later, the first day of the calendar month following the Contract’s fifth Contract Anniversary. For a Qualified Contract, you may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant’s 90th birthday. For a Non-qualified Contract, you may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant’s 95th birthday. You may change the Annuity Date by written notice received at the Annuity Service Center at least 30 days prior to the current Annuity Date then in effect. The Annuity Date must be the first day of a month. The earliest permissible Annuity Date is the first day of the calendar month following the expiration of the free look period.

8(b). Selection of Annuity Income Options

While the Annuitant is living and at least 30 days prior to the Annuity Date, you may elect any one of the annuity income options described in the Contract. You may also change your election to a different annuity income option by notifying us in writing at least 30 days prior to the Annuity Date. Once annuity payments begin, depending on the annuity payment option chosen, it may not be possible to change later to a different form of payment, or to make any withdrawals. In addition, upon the Annuity Date, the Contract’s Death Benefit will terminate.

If under a Non-qualified Contract you have not elected an annuity income option at least 30 days prior to the Annuity Date, the automatic annuity income option will be a combination annuity for life, with 120 monthly payments guaranteed, unless the Contract has been inactive and under applicable state law could be considered abandoned property, in which case we will surrender the Contract on the Annuity Date and turn the proceeds over to the state in accordance with applicable state laws. The Contract Value allocated to the Fixed Account, less any maintenance charge and premium taxes, will be applied to the purchase of the fixed portion of the annuity. The Contract Value allocated to the Variable Account, less any maintenance charge and premium taxes, will be applied to the purchase of the variable portion of the annuity. See Annuity Income Option No.  3 under 8(d). Types of Annuity Income Options.

8(c). Annuity Income Options

You may elect to have annuity income payments made on a fixed basis, a variable basis, or a combination of both. Guarantees of annuity income payments are subject to our claims-paying ability and financial strength.

Fixed Annuity Income Payments: If you choose a fixed annuity, the amount of each payment will be set and will not change. Upon selection of a fixed annuity, your Contract Value will be transferred to the Fixed Account. The annuity income payments will be fixed in amount and will be determined by (1) the fixed annuity provisions selected, (2) the sex (except Contracts utilizing unisex payment rates) and adjusted age of the Annuitant, and (3) the applicable annuity payments rates. The applicable annuity payment rates will be the greater of:

(a) The guaranteed annuity income payment rates set forth in your Contract; and

(b) The annuity rates in effect on the Annuity Date for the same payment option.

Variable Annuity Income Payments: If you select a variable annuity, we will transfer your Contract Value to the Variable Account. The dollar amount of the first variable annuity income payment will be determined in accordance with (1) the applicable annuity payment rates, (2) the sex (except Contracts utilizing unisex payment rates) and adjusted age of the Annuitant, and (3) an assumed annual investment return of 3.5%. The applicable annuity payment rates will be the greater of:

(a) The guaranteed annuity income payment rates set forth in your Contract; and

(b) The annuity rates in effect on the Annuity Date for the same payment option.

All subsequent variable annuity income payments are calculated based on the Subaccount Annuity Units credited to the Contract. Annuity Units are similar to Accumulation Units except that built into the calculation of Annuity Unit Values is the assumption that the Total Return of a Subaccount will equal the assumed investment return. Thus, with a 3.5% assumed investment return, the Subaccount Annuity Unit Value will not change if the daily Total Return of the Subaccount is equivalent to an annual rate of return of 3.5%. If the Total Return is greater than the assumed investment return, the Subaccount Annuity Unit Value will increase; if the Total Return is less than the assumed investment return, the Subaccount Annuity Unit Value will decrease.

When variable annuity income payments commence, the number of Annuity Units credited to the Contract in a particular Subaccount is determined by dividing that portion of the first variable income annuity payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Valuation Period in which the Annuity Date occurs. The number of Annuity Units of each Subaccount credited to the Contract then remains fixed unless there is a subsequent transfer or exchange involving the Subaccount. The dollar amount of each variable annuity income payment after the first may increase, decrease, or remain constant. The income payment is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each Subaccount credited to the Contract by the Annuity Unit Value for the particular Subaccount for the Valuation Period in which each subsequent annuity income payment is due.

Combination Fixed and Variable Annuity Income Payments: If you select a combination annuity, your Contract Value will be split between the Fixed Account and the Variable Account in accordance with your instructions. Your annuity income payments will be the sum of the income payment attributable to your fixed portion and the income payment attributable to your variable portion.

Important: After the Annuity Date, transfers between the Variable Account and the Fixed Account are not permitted. Exchanges among the variable Subaccounts, however, are permitted subject to some limitations. See Exchanges Among Subaccounts After the Annuity Date in the Statement of Additional Information.

8(d). Types of Annuity Income Options

The Contract provides for three types of annuity income options. All are available on a fixed, variable, or combination basis. You may not select more than one option. If your Contract Value on the Annuity Date would not provide an initial monthly payment of at least $20, we may pay the proceeds in a single sum rather than pursuant to the selected option. You may choose to have income payments made on a monthly basis or at another frequency such as quarterly, semi-annually, or annually. In addition to the annuity income options provided for in the Contracts, other annuity Income options may be made available by the Company.

1. Life Annuity: We will make income payments monthly during the Annuitant’s lifetime ceasing with the last payment due prior to the Annuitant’s death. No income payments are payable after the death of the Annuitant. Thus, it is quite possible that income payments will be made that are less than the value of the Contract. Indeed, if the Annuitant were to die within one month after the Annuity Date, only one monthly income payment would have been made. Because of this risk, this option offers the highest level of monthly payments.

2. Joint and Survivor Annuity: Under this option we will provide monthly income payments during the joint lifetimes of the Annuitant, and during the lifetime of the survivor, a designated second person. There are some limitations on the use of this option in Qualified Contracts — see the IRA Disclosure Statement that accompanies this prospectus. As in the case of the life annuity described above, there is no guaranteed number of income payments and no income payments are payable after the death of the Annuitant and the designated second person.

3. Life Annuity with 120 or 240 Monthly Payments Guaranteed: Under this option we provide monthly income payments during the lifetime(s) of the Annuitant(s), and in any event for one hundred twenty (120) or two hundred forty (240) months certain as elected by you. In the case of a Qualified Contract, the guarantee period cannot exceed the amount permitted under the Code or may be limited to ensure compliance with the Code.

In the event of the death of the Annuitant under this option, the Contract provides that we will pay any guaranteed monthly income payments to the Beneficiary or Beneficiaries during the remaining months of the term selected. However, a Beneficiary may, at any time, elect to receive the discounted value of his or her remaining income payments in a single sum. In such event, the discounted value for fixed or variable annuity income payments will be based on interest compounded annually at the applicable interest rate used in determining the first annuity income payment.

Upon the death of a Beneficiary receiving annuity benefits under this option, the present value of the guaranteed benefits remaining after we receive notice of the death of the Beneficiary, computed at the applicable interest rate, shall be paid in a single sum to the estate of the Beneficiary. The present value is computed as of the Valuation Period during which notice of the death of the Beneficiary is received at the Annuity Service Center.

9. CURRENT CHARGES AND OTHER DEDUCTIONS

9(a). Administrative Expense (called “Maintenance Charge” in your Contract)

Currently, on each Contract Anniversary before the Annuity Date, we deduct an annual maintenance charge of $30 from your Contract Value. We will deduct the annual maintenance charge from each investment option in proportion to the amount of your total Contract Value invested in that option on the date of deduction. We will deduct a pro rata portion of the charge on the Annuity Date or the date the Contract is surrendered.

We currently waive this annual charge prior to the Annuity Date if your total purchase payments, less any withdrawals, equal at least $25,000. The current Contract Value is not used to determine the eligibility for the waiver. Also, the criteria for waiving the charge does not use balances or values from other contracts or accounts you may own with FILI or Fidelity Investments. In addition, we waive this annual maintenance charge for Contracts purchased after May 1, 1990 by exchanging Fidelity Variable Annuity.

9(b). Base Contract Expenses

Base Contract Expenses is the total of two separate charges, an Administrative Charge and a Mortality and Expense Risk Charge.

Daily Administrative Charge: We make a daily charge against the assets of each Subaccount equivalent to an effective annual rate of 0.05%. This charge does not apply to the Fixed Account. We guarantee to never increase this charge above an effective annual rate of 0.25%.

Mortality and Expense Risk Charge: We deduct a daily asset charge for our assumption of mortality and expense risks. We make this charge by deducting daily from the assets of each Subaccount a percentage equal to an effective annual rate of 0.75%. As with the daily administrative charge, this charge does not apply to the Fixed Account. We guarantee never to increase this charge above an effective annual rate of 0.75%.

For Contract Owners electing a life annuity, the mortality risk we bear is that of making the annuity income payments for the life of the Annuitant (or the life of the Annuitant and the life of a second person in the case of a joint and survivor annuity) no matter how long that might be. We also bear a mortality risk under the Contracts, regardless of whether an annuity income payment option is actually elected, in that we make guaranteed payment rates available. In addition, we bear a mortality risk by guaranteeing a Death Benefit if the Annuitant dies prior to the Annuity Date and prior to age 85. This Death Benefit may be greater than the Contract Value. See Benefits Payable Upon Death under 4. Benefits of the Contract.

The expense risk we assume is the risk that the costs of issuing and administering the Contracts will be greater than we expected when setting the administrative charges.

In the event a Beneficiary continues the Contract as their own or defers payment of the proceeds, the Daily Administrative Charge and Mortality and Expense Risk Charge will continue to be assessed.

9(c). Additional Mortality Risk Charge

If the Owner elected the Enhanced Death Benefit Rider we deduct a mortality charge once each quarter while the Rider remains in effect. The amount of the charge will be a percentage of the Contract Value on the date of the quarterly charge, as described under Enhanced Death Benefit Rider in 4. Benefits of the Contract. We stop deducting this charge once the Annuitant reaches his or her 85th birthday.

9(d). Premium Taxes

We generally deduct a charge equal to any premium taxes that states require us to pay in connection with your Contract at the time we are required to pay it, which is either upon your purchase payment or upon commencement of annuity income payments. Note—in many states premium taxes are not imposed in connection with the Contracts. If a premium tax applies, the amount of the tax and when it will be deducted from your Contract depends on (i) the state your Contract was issued in, and (ii) whether it is a Non-qualified or Qualified Contract. As of the date of this prospectus, we deduct a charge equal to the premium tax for Contracts issued in the following states – California, Colorado, Maine, Nevada, South Dakota, and Wyoming. The current range of state premium taxes is 0% to 3.5%.

9(e). Funds’ Expenses

The expenses of the Funds are listed in Appendix A: Funds Available Under the Contract of this prospectus, and more fully described in their respective prospectuses.

9(f). Other Taxes

We reserve the right to charge for any other taxes (other than premium taxes) that we may have to pay. See 10(f). FILI’s Taxes.

10. TAX CONSIDERATIONS

10(a). Introduction

We do not intend the following discussion to be tax advice. For tax advice you should consult a tax adviser. Although the following discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change. The following discussion does not take into account state or local income tax or other considerations which may be involved in the purchase of a Contract or the exercise of options under the Contract. In addition, the following discussion assumes that the Contract is owned by an individual, and we do not intend to offer the Contracts to “nonnatural” persons such as corporations, unless the Contract is held by such person as a nominee for an individual. (If the Contract is not owned by or held for a natural person, the Contract will generally not be treated as an annuity for tax purposes.)

The following discussion assumes that the Contract will be treated as an annuity for federal income tax purposes. Section 817(h) of the Code provides that the investments of a separate account underlying a variable annuity contract (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Variable Account, through each of the portfolios of the Funds, intends to comply with these requirements. We have entered into agreements with the Funds that require the Funds to operate in compliance with the Treasury Department’s requirements.

In connection with the issuance of prior regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. It is not clear when additional guidance will be provided, whether it will be provided at all, or whether it will be prospective only. It is possible that if guidance is issued the Contract may need to be modified to comply with it.

In addition, to qualify as an annuity for federal tax purposes, the Contract must satisfy certain requirements for distributions in the event of the death of the Owner of the Contract. The Contract contains such required distribution provisions. See Benefits Payable Upon Death under 4. Benefits of the Contract. We intend to administer the Contracts to comply with federal tax law.

The individual situation of each Owner or Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if an Owner or the Annuitant dies

10(b). Qualified Contracts

You may use the Contract as an Individual Retirement Annuity. Under Section 408(b) of the Code, eligible individuals may contribute to an Individual Retirement Annuity (“IRA”). The Code permits certain “rollover” contributions to be made to an IRA. In particular, certain qualifying distributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a Governmental 457(b) plan, or an IRA, may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the Contract’s minimum initial payment of $10,000 was greater than the maximum annual contribution permitted to an IRA, a Qualified Contract could be purchased only in connection with a “rollover” of the proceeds from a qualified plan, tax sheltered annuity, or IRA.

In addition, Qualified Contracts will not accept any subsequent contributions other than additional rollover contributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a governmental 457(b) plan, or an IRA.

In order to qualify as an IRA under Section 408(b) of the Code, a Contract must contain certain provisions:

(1) the Owner of the Contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the Contract cannot be transferable;

(2) the Owner’s interest in the Contract cannot be forfeitable; and

(3) annuity and Death Benefit payments must satisfy certain required minimum distributions. Contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.

10(c). Contract Values and Proceeds

In General: Under current law, you will not be taxed on increases in the value of your Contract until a distribution occurs. A distribution may occur in the form of a withdrawal, Death Benefit payment, or payments under an annuity income option. The taxable portion of a distribution is generally taxed as ordinary income.

An amount received as a loan under, or the assignment or pledge of any portion of the value of, a Contract may also be treated as a distribution. In the case of a Qualified Contract, you may not receive or make any such loan or pledge. Any such loan or pledge will result in disqualification of the Contract and inclusion of the value of the entire Contract in income.

Additionally, a transfer of a Non-qualified Contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to a divorce decree).

Taxes on Surrender of Contract Before Annuity Income Payments Begin: If you fully surrender your Contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your Contract.

For Non-qualified Contracts, the cost basis is generally the amount of your payments, and the taxable portion of the proceeds is taxed as ordinary income.

For Qualified Contracts, the cost basis is generally zero, and the entire amount of the surrender payment is generally taxed as ordinary income.

In addition, for both Qualified and Non-qualified Contracts, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.

Taxes on Partial Withdrawals: Partial withdrawals under a Non-qualified Contract are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of purchase payments, until all investment income has been withdrawn. You will be taxed on the amount withdrawn to the extent that your Contract Value at that time exceeds your purchase payment.

Partial withdrawals under a Qualified Contract are prorated between taxable income and non-taxable return of investment. Generally, the cost basis of a Qualified Contract is zero, and the partial withdrawal will be fully taxed.

If you take a partial withdrawal within 180 days of any prior partial exchange under section 1035 of the Code (“Partial 1035”) from either of the contracts that were involved in the Partial 1035 exchange, the Internal Revenue Service may apply general tax principals to determine if the prior Partial 1035 should be recharacterized as a distribution under section 72(e) of the Code or “boot” under section 1035(d)(1) and 1031(c) of the Code. The only exception to this rule is where the partial withdrawal is used to fund an annuity income option for a period of 10 years or more.

All annuity contracts issued by the same company (or an affiliated company) to the same Contract Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in income of any distribution that is not received as an annuity payment. In the case of a Qualified Contract, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one Contract.

Taxes on Income Payments: Although the tax consequences may vary depending on the form of annuity selected under the Contract, the recipient of an annuity income payment under the Contract generally is taxed on the portion of such income payment that exceeds the cost basis in the Contract. For variable annuity income payments, the taxable portion is determined by a formula that establishes a specific dollar amount that is not taxed. This dollar amount is determined by dividing the Contract’s cost basis by the total number of expected periodic income payments. However, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the Contract. For Qualified Contracts, the cost basis is generally zero and each annuity income payment is fully taxed. Please note systematic withdrawal payments received under the Stretch Benefit Option described in 4. Benefits of the Contract are taxed as annuity income payments.

3.8% Tax on Net Investment Income: Federal tax law imposes a 3.8% Medicare tax on the lesser of

(1) the taxpayer’s “net investment income,” (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

“Net investment income” in item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)) but such income will increase “modified adjusted gross income” in item 2. You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

10% Penalty Tax on Early Withdrawals or Distributions: A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on:

(1) distributions made to persons on or after age 59 1/2;

(2) distributions made after death of the Owner;

(3) distributions to a recipient who has become disabled;

(4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; or

(5) in the case of Qualified Contracts, distributions received from the rollover of the Contract into another qualified contract or IRA.

10(d). Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a withdrawal from a Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by us, the IRS might in certain circumstances treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining the portion of the distribution that is includible in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal or an annuity income payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

10(e). Other Tax Information

In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2, even if the custodian is 59 1/2 or older.

In addition, in the case of a Qualified Contract, a 50% excise tax is imposed on the amount by which required minimum annuity or Death Benefit distributions exceed actual distributions.

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the Contract, unless the Owner, Annuitant, or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld.

10(f). FILI’s Taxes

The earnings of the Variable Account are taxed as part of our operations. Under the current provisions of the Code, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

11. MORE INFORMATION ABOUT THE CONTRACT

You should also be aware of the following important provisions of your Contract.

11(a). Contract Rights

Owner: As an Owner named in the application, you have the rights and privileges specified in the Contract. Only a spouse can be added as a joint owner unless the contract is issued in California, Oregon, Pennsylvania or Vermont, in which case the joint owner can be a non-spouse. Owners own the Contract in accordance with its terms. Because they are inconsistent with the operation of the Contract, we will not accept applications with additional legal terms such as “tenancy by the entirety,” “joint tenants in common,” or “joint ownership by husband and wife.”

Prior to the Annuity Date and during the lifetime of the Annuitant, you may change an Owner or Beneficiary (but not the Annuitant) by notifying us in writing. You may not, however, change the Owner of a Qualified Contract. A change in the Owner of a Non-qualified Contract will take effect on the date the request was signed, but it will not apply to any payments we make before the request is received and recorded at the Annuity Service Center. Ownership changes of Non-qualified contracts may be taxable. You should consult a tax advisor before completing this type of change. If there are two Owners, both Owners must provide any written authorizations.

Beneficiary: The Beneficiary(ies) is (are) named on the application unless later changed. We will pay the proceeds (upon receipt at the Annuity Service Center of proof of death and the required paperwork from all the Beneficiaries) to the Beneficiary or Beneficiaries if all the Owners or the Annuitant dies before the Annuity Date. No Beneficiary has rights in the Contract until all the Owners or the Annuitant has died. If no Beneficiary survives the deceased Annuitant or the last deceased Owner, the proceeds will be paid to the surviving Owner(s) or to the estate or estates of the deceased Owner(s). All Beneficiaries must be identified by name. A Beneficiary may be a “Primary Beneficiary” or a “Contingent Beneficiary.” No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.

11(b). Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will change the benefits to those which the proceeds would have purchased had the correct age and sex been stated.

If the misstatement is not discovered until after annuity income payments have started, we will take the following action: (1) if we made any overpayments, we may add interest at the rate of 6% per year compounded annually and charge them against income payments to be made in the future; or (2) if we made any underpayments, the balance plus interest at the rate of 6% per year compounded annually will be paid in a single sum.

11(c). Assignment

You may assign a Non-qualified Contract at any time during the lifetime of the Annuitant and before the Annuity Date. See 10. Tax Considerations. No assignment will be binding on us unless it is written in a form acceptable to us and received at our Annuity Service Center. An assignment will affect your rights and the rights of any Beneficiary. We will not be responsible for the validity of any assignment. A Qualified Contract may not be assigned. An assignment is (1) a change of Owner and Beneficiary to the Assignee, or (2) a change of the Contract by the Owner(s) which is not a change of Owner or Beneficiary, but their rights will be subject to the terms of the assignment.

11(d). Abandoned Property

State regulations, which can vary, require abandoned property to be escheated to state municipalities. Unclaimed property could come in the form of an outstanding check, unclaimed death benefit, or a matured Contract where the policyholder cannot be located. Please note that some state municipalities require unclaimed property to be escheated to the state within three to five years of the date of death of the Owner. To avoid escheatment we advise that you promptly respond to requests to contact the insurance company. In the event of the Owner’s death we advise Beneficiaries to promptly contact the insurance company and provide whatever paperwork the insurance company requests. Beneficiaries who wait too long after the Owner’s death to contact the insurance company run the risk of not having sufficient time to make a distribution election before the company is required to escheat the proceeds to the state municipality. In the event the state escheatment laws require escheatment before the end of the maximum distribution period from date of death allowed by the Code, a Beneficiary may not have the entire distribution period as described in the Contract to withdraw the Contract Value.

11(e). Reports to Owners

During the Accumulation Phase, four times each Contract Year, we will send you a statement of your Contract Value, including a summary of all transactions since the preceding quarterly statement.

You should verify the accuracy of your transaction confirmations and quarterly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

In addition, shareholder reports for funds available under your Contract will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Finally, Contract Owners have access to their Contract information online at Fidelity.com

11(f). Signature Guarantee or Customer Authentication

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and Fidelity Investments Life from fraud.

Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1. Loss of account ownership.

2. Any other circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

11(g). Non-Participating Contract

Our variable annuity Contracts are “non-participating.” This means that they do not provide for dividends. Investment results under the Contracts are reflected in benefits.

11(h). Postponement of Payment

•	In general, we will ordinarily pay any partial or full cash withdrawal within seven days after we receive your request.

•	We will usually pay any Death Benefit within seven days after we receive proof of the Annuitant’s death and all required documentation.

•

However, we may delay payment if (a) the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits postponement of payment to protect our Contract Owners.

•

In addition, we reserve the right to delay payment of any partial or full cash withdrawal from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed for more than 30 days, we will credit it with interest from the date of withdrawal at a rate not less than 3.0% per year compounded annually (3.5% per year for most Contracts issued before May 1, 1997) or, if greater, the rate required by law.

11(i). Special Provisions Applicable to Sales Under Sponsored Arrangements

Reduction of Charges: We may reduce the annual Administrative Expense (also called “Maintenance Charge”) on Contracts offered to individuals under a sponsored arrangement. We determine the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of purchase payments expected to be received from the group; (3) the nature of the group and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which we believe to be relevant in determining whether administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified on a uniform basis. Our reductions in charges for sponsored sales will not be unfairly discriminatory to the interests of any Contract Owners.

Contracts issued under a sponsored arrangement generally utilize unisex annuity payment rates.

Reduction of Minimum Purchase Payment Requirements: We may also reduce minimum purchase payment requirements on Contracts issued under these arrangements. Because of these reductions, we include a provision in such Contracts that allows us to cancel smaller, inactive Contracts. If we cancel your Contract under this provision, we will pay you your Contract Value in a single sum payment. Specifically, we may, at our option, cancel such a Contract prior to the Annuity Date if all of the following conditions exist at the same time: (1) no purchase payments have been made during the previous 24 months; (2) the total purchase payments credited to the Contract are less than $2,000; and (3)  the Contract Value is less than $2,000.

12. MORE ABOUT THE VARIABLE ACCOUNT AND THE FUNDS

12(a). Changes in Investment Options

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contracts.

We also have the right to eliminate Subaccounts from the Variable Account, to combine two or more Subaccounts, or to substitute a new portfolio or fund for the portfolio in which a Subaccount invests.

A substitution may become necessary if, in our judgment, a portfolio or Fund no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, a change in a portfolio’s investment objectives or restrictions, because the portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the SEC and any other required approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

12(b). Voting Rights

We will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

Before the Annuity Date, we calculate the number of shares that you may instruct us to vote by dividing your Contract Value in a Subaccount by the net asset value of one share of the corresponding portfolio. If variable annuity income payments have commenced, we calculate the number of shares that the payee may instruct us to vote by dividing the reserve maintained in each Subaccount to meet the obligations under the Contract by the net asset value of one share of the corresponding portfolio. Fractional votes will be counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will send you material by mail for providing us with your voting instructions.

If your voting instructions are not received in time, we will vote the shares in the same proportion as the instructions received from other Contract Owners. We will also vote shares we hold in the Variable Account that are not attributable to Contract Owners in the same proportionate manner.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the portfolios, or result in the approval or disapproval of an investment advisory contract.

Under federal regulations, we may also disregard instructions to vote for Contract Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

12(c). Resolving Material Conflicts

The investment portfolios of the Funds are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts we establish.

Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Contract Owners and those of other companies, or some other reason. In the event of a conflict, we will take any steps necessary to protect our Contract Owners and variable annuity payees.

APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at [___]. You can also request this information at no cost by calling [____] or by sending an email request to [___].

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks high total investment return	BlackRock Global Allocation V.I. Fund	[ ]	[ ]	[ ]	[ ]

Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® VIP Asset Manager Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity® VIP Asset Manager: Growth Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks income and capital growth consistent with reasonable risk	Fidelity® VIP Balanced Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index	Fidelity® VIP Bond Index Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Communication Services Portfolio	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Consumer Discretionary Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Consumer Staples Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Disciplined Small Cap Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Dynamic Capital Appreciation Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Emerging Markets Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Energy Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks reasonable income while also considering the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income Portfolio	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies	Fidelity® VIP Extended Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Financial Services Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks a high level of current income	Fidelity® VIP Floating Rate High Income Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation	Fidelity® VIP Freedom IncomeSM Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2005 Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2010 Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2015 Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2020 Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2025 Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2030 Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high current income and, as a secondary objective, capital appreciation	Fidelity® VIP FundsManager® 20% Portfolio	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks high total return	Fidelity® VIP FundsManager® 50% Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return	Fidelity® VIP FundsManager® 60% Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return	Fidelity® VIP FundsManager® 70% Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return	Fidelity® VIP FundsManager® 85% Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity® VIP Government Money Market Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return through a combination of current income and capital appreciation	Fidelity® VIP Growth & Income Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks to provide capital growth	Fidelity® VIP Growth Opportunities Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Health Care Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks a high level of current income, while also considering growth of capital	Fidelity® VIP High Income Portfolio	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® VIP Index 500 Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Industrials Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP International Capital Appreciation Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets	Fidelity® VIP International Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC	[ ]	[ ]	[ ]	[ ]

Seeks as high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Materials Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks long-term growth of capital	Fidelity® VIP Mid Cap Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks long-term growth of capital	Fidelity® VIP Overseas Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks above average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity® VIP Real Estate Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high level of current income. The fund may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Technology Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks	Fidelity® VIP Total Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Utilities Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Value Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Value Strategies Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks income	Franklin U.S. Government Securities VIP Fund	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco V.I. Global Core Equity Fund	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Emerging Markets Debt Portfolio*	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Emerging Markets Equity Portfolio*	[ ]	[ ]	[ ]	[ ]

Seeks total return	Morgan Stanley Global Strategist Portfolio*	[ ]	[ ]	[ ]	[ ]

Seeks maximum real return, consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio**	[ ]	[ ]	[ ]	[ ]

Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO VIT Low Duration Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO VIT Real Return Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO VIT Total Return Portfolio	[ ]	[ ]	[ ]	[ ]

Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Adviser: Franklin Advisers, Inc	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation	Allspring VT Discovery Fund**†	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation	Allspring VT Opportunity Fund**††	[ ]	[ ]	[ ]	[ ]

Each Fidelity Investment Option invests in Initial Class shares of each Fund except for the Fidelity® VIP FundsManager® Portfolios which invest in Investor Class shares of each Fund.

The names and investment objectives of the above Funds may be similar to those of other funds available through the same Adviser; however, the performance of such funds may differ significantly.

VIP refers to Variable Insurance Products

VIT refers to Variable Insurance Trust

*	Morgan Stanley refers to Morgan Stanley Variable Insurance Fund, Inc.

**	Funds are closed to New Investments.

†	Prior to December 6, 2021, the fund was named Wells Fargo Advantage VT Discovery Fund.

††	Prior to December 6, 2021, the fund was named Wells Fargo Advantage VT Opportunity Fund.

APPENDIX B: DEATH BENEFIT HYPOTHETICAL EXAMPLES

The below hypothetical examples illustrate the impact withdrawals can have on a Contract’s Death Benefit. Note—there are 3 different Death Benefits (I, II, and III below) but only one applies to any given Contract. See 4. Benefits of the Contract of this prospectus and your Contract and Contract endorsement for a complete description of your Contract’s Death Benefit.

I. Return of Premium Death Benefit

(applicable only to Contracts issued endorsement NRR-96103)

For Examples 1 and 2

Death Benefit Value = Greater of Contract Value (after Transaction) & Net Purchase Payments.

Example 1: Assumes annual returns (after fees) of -25% and the Annuitant dies prior to the Annuity Date and prior to his or her 85th birthday.

Date	Transaction	Net Purchase Payments	Contract Value (before Transaction)	Contract Value (after Transaction)	Death Benefit Value
1/1/2018	Initial Purchase Payment $100,000	$100,000	$0	$100,000	$100,000
1/1/2019	Purchase Payment $10,000	$110,000	$75,000	$85,000	$110,000
1/1/2020	Withdrawal $40,000	$70,000	$63,750	$23,750	$70,000
1/1/2021	Death Claim	$70,000	$17,813	$17,813	$70,000

Example 2: Same as above, except this assumes annual returns (after fees) of 25%.

Date	Transaction	Net Purchase Payments	Contract Value (before Transaction)	Contract Value (after Transaction)	Death Benefit Value
1/1/2018	Initial Purchase Payment $100,000	$100,000	$0	$100,000	$100,000
1/1/2019	Purchase Payment $10,000	$110,000	$125,000	$135,000	$135,000
1/1/2020	Withdrawal $40,000	$70,000	$168,750	$128,750	$128,750
1/1/2021	Death Claim	$70,000	$160,938	$160,938	$160,938

II – Return of Premium Death Benefit – Adjusted Proportionally

(applicable only to Contracts issued endorsement NRR-96100-DB-03)

For Examples 3 and 4:

•	Death Benefit Value = Greater of Contract Value (after Transaction) & Adjusted Purchase Payments.

•	Adjusted Purchase Payments = (Initial Purchase Payment + Additional Purchase Payments) * (1—Withdrawal / Contract Value before Withdrawal)

Example 3: Assumes annual returns (after fees) of -25% and the Annuitant dies prior to the Annuity Date and prior to his or her 85th birthday.

Date	Transaction	Net Purchase Payments	Contract Value (before Transaction)	Contract Value (after Transaction)	Adjusted Purchase Payments		Death Benefit Value
1/1/2018	Initial Purchase Payment $100,000	$100,000	$0	$100,000	$100,000		$100,000
1/1/2019	Purchase Payment $10,000	$110,000	$75,000	$85,000	$110,000		$110,000
1/1/2020	Withdrawal $40,000	$70,000	$63,750	$23,750	$40,980	A	$40,980
1/1/2021	Death Claim	$70,000	$17,813	$17,813	$40,980	A	$40,980

A	Adjusted Purchase Payments = ($100,000 + $10,000) x (1 - $40,000 / $63,750) = $40,980

Example 4: Same as Example 3, except this assumes annual returns (after fees) of 25%.

Date	Transaction	Net Purchase Payments	Contract Value (before Transaction)	Contract Value (after Transaction)	Adjusted Purchase Payments		Death Benefit Value
1/1/2018	Initial Purchase Payment $100,000	$100,000	$0	$100,000	$100,000		$100,000
1/1/2019	Purchase Payment $10,000	$110,000	$125,000	$135,000	$110,000		$135,000
1/1/2020	Withdrawal $40,000	$70,000	$168,750	$128,750	$83,926	B	$128,750
1/1/2021	Death Claim	$70,000	$160,938	$160,938	$83,926	B	$160,938

B	Adjusted Purchase Payments = ($100,000 + $10,000) x (1 - $40,000 / $168,750) = $83,926

III – Enhanced Death Benefit Rider: Death Benefit

(applicable only to Contracts issued endorsements NRR-96120, NRR-96120-NJ, NRR-96120-TX, or NRR-96120-TX-1)

For examples 5, 6, and 7

•	Death Benefit Value = The greatest of Net Purchase Payments, Contract Value (after transaction), and Adjusted Highest Contract Value

•	Adjusted HCVA = (Highest Contract Value on Anniversary (“HCVA”) + (Additional Purchase Payments)) x (1—Withdrawal / Contract Value before Withdrawal)

•	Only Additional Purchase Payments and Withdrawals after the date of the HCVA are considered.

Example 5: Assumes annual returns (after fees) of -25% and the Annuitant dies prior to the Annuity Date and prior to his or her 80th birthday.

Date	Transaction	Net Purchase Payments	Contract Value (before Transaction)	Contract Value (after Transaction)	Adjusted HCVA		Death Benefit Value
1/1/2018	Initial Purchase Payment $100,000	$100,000	$0	$100,000	$100,000		$100,000
1/1/2019	Purchase Payment $10,000	$110,000	$75,000	$85,000	$110,00	A	$110,000
1/1/2020	Withdrawal $40,000	$70,000	$63,750	$23,750	$40,980	B	$70,000
1/1/2021	Death Claim	$70,000	$17,813	$17,813	$40,980	B	$70,000

A	Adjusted HCVA = $100,000 + 10,000 = $110,000
B	Adjusted HCVA = ($100,000 + $10,000) x (1 - $40,000 / $63,750) = $40,980

Example 6: Same as Example 5, except this assumes annual returns (after fees) of 25%.

Date	Transaction	Net Purchase Payments	Contract Value (before Transaction)	Contract Value (after Transaction)	Adjusted HCVA	Death Benefit Value
1/1/2018	Initial Purchase Payment $100,000	$100,000	$0	$100,000	$100,000	$100,000
1/1/2019	Purchase Payment $10,000	$110,000	$125,000	$135,000	$135,00C	$135,000
1/1/2020	Withdrawal $40,000	$70,000	$168,750	$128,750	$128,75D	$128,750
1/1/2021	Death Claim	$70,000	$160,938	$160,938	$160,938E HCVA = $160,938 (2021 anniversary)	$160,938

C	Adjusted HCVA = $125,000 + $10,000 = $135,000
D	Adjusted HCVA = $168,750 x (1—$40,000 / $168,750) = $128,750
E	Adjusted HCVA = $160,938 (2021 anniversary)

Example 7: Same as Example 5, except this assumes annual returns (after fees) of 25% in 2018, -25% in 2019, and 25% in 2020

Date	Transaction	Net Purchase Payments	Contract Value (before Transaction)	Contract Value (after Transaction)	Adjusted HCVA	Death Benefit Value
1/1/2018	Initial Purchase Payment $100,000	$100,000	$0	$100,000	$100,000	$100,000
1/1/2019	Purchase Payment $10,000	$110,000	$125,000	$135,000	$135,000F HCVA = $125,000 (2019 anniversary) $125,000 + $10,000	$135,000
1/1/2020	Withdrawal $40,000	$70,000	$101,250	$61,250	$81,667G	$81,667
1/1/2021	Death Claim	$70,000	$76,563	$76,563	$81,667G	$81,667

F	Adjusted HCVA = $125,000 + $10,000 = $135,000
G	Adjusted HCVA = ($125,000 +$10,000) x (1 - $40,000 / $101,250) = $81,667

We have filed additional information about the Contract and the Variable Account with the Securities and Exchange Commission in a Statement of Additional Information (“SAI”) dated April 30, 2022. The SAI is incorporated by reference in this prospectus and is available, without charge, upon request. To request the SAI, other information about the Contract, or to make investor inquiries, call us at 1-800-544-2442.

Reports and other information about the Variable Account are available on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier C000024028

NNR7-PRO-0422

1. ___

FIDELITY RETIREMENT RESERVES

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2022

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts (“Contracts”) offered by Fidelity Investments Life Insurance Company (the “Company”) through its Fidelity Investments Variable Annuity Account I (the “Variable Account”). You may obtain a copy of the Prospectus dated April 30, 2022, without charge by calling 1-800-544-2442.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

NRR7-PTB-0422

1.756511.122

GENERAL INFORMATION AND HISTORY

Fidelity Investments Life Insurance Company (“FILI”)

FILI is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI and its subsidiary issue life insurance and annuity products nationwide. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. Abigail P. Johnson, the Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC.

Fidelity Investments Variable Annuity Account I (the “Variable Account”)

The Variable Account is a separate investment account of FILI established on July 22, 1987. It is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Considerations Regarding Cybersecurity

With the increased use of technologies such as the Internet to conduct business, our business, including our variable insurance business, is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting FILI, the Funds, and any affiliated or unaffiliated vendors or service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our processing of policy transactions (including surrenders, withdrawals, annuity income payments, and insurance proceeds), our ability to calculate Accumulation Unit Values and Annuity Income Unit Values, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While FILI has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, FILI cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect its business. A variable insurance product and its Owners, Annuitants, Insureds, and Beneficiaries could be negatively impacted as a result.

SERVICES

No fees, expenses, or costs of the Registrant are paid by persons other than the Registrant or the Depositor.

FILI has entered into an administrative services agreement with various affiliates (“Providers”). The services to be provided and the companies that provide them are as follows:

1. FMR LLC: (1) intercompany billing among companies in the Fidelity Investments group; (2) document archiving, storage and retrieval; (3) corporate business development; (4) corporate finance (system infrastructure, finance applications and support services); (5) corporate tax; (6) corporate marketing; (7) corporate executive; (8) corporate legal; (9) corporate human resources (system infrastructure, corporate policy and support services); (10) media relations and employee communications; (11) government affairs; and (12) treasury services (banking relationship management and reporting, capital planning).

2

2. Fidelity Brokerage Services LLC: (1) payment of fees for Company employees in connection with (a) registration and licensing of the employees with regulatory authorities and (b) taking professional qualifications examinations.

3. National Financial Services LLC: (1) systems recording Company’s general account holdings; (2) brokerage technology services; (3) print and mail functions, including check production.

4. Fidelity Security Services, Inc.: (1) physical security; (2) records management; and (3) internal audit and compliance support.

5. Fidelity Corporate Real Estate, Inc.: (1) customer correspondence services (mail distribution, postage, and packaging).

6. Fidelity TalentSourceSM (formerly Veritude LLC): (1) temporary staffing services.

7. Information technology services (computer systems project services) for any particular project will be provided by one, and only one, of the following: (a) FISC – Ireland Limited; (b) Fidelity Information Systems Company India (Private) Limited; or (c) Fidelity Distributors Company LLC (formerly Fidelity Investments Institutional Services Company LLC).

8. Fidelity Investments Institutional Operations Company LLC: (1) receipt and scanning of incoming mail; (2) electronic transmission of scans to FILI; (3) transmission of hard copy to offsite storage; and (4) deposit of checks to FILI’s bank account.

All amounts paid by the Registrant to its affiliates are based on the expenses incurred by the affiliate in providing the service.

ACCUMULATION UNITS

We credit your payments allocated to the variable Subaccounts in the form of Accumulation Units. The number of Accumulation Units credited to each Subaccount is determined by dividing the net payment allocated to that Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period during which the Purchase Payment is received at out Annuity Service Center. In the case of the initial Purchase Payment, we credit Accumulation Units as explained in the prospectus. Accumulation Units are adjusted for any exchanges or transfers into or out of a Subaccount.

For each variable Subaccount the Accumulation Unit Value for the first Valuation Period of the Subaccount was set at $10.00. The Accumulation Unit Value for each subsequent Valuation Period is the Net Investment Factor for that period, multiplied by the Accumulation Unit Value for the immediately preceding Valuation Period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

Each variable Subaccount has a Net Investment Factor (also referred to as the “Total Return”). The Net Investment Factor is an index that measures the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for each Subaccount for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where:

(a) Is the value of the assets of the Subaccount at the end of the preceding Valuation Period;

(b) Is the investment income and capital gains, realized or unrealized, credited to the Subaccunt during the current valuation period;

(c) Is the sum of:

(1) The capital losses, realized or unrealized, charged during the current valuation period plus any amount charged or set aside for taxes during the current Valuation Period;

PLUS

(2) The deduction from the Subaccount during the current Valuation Period representing a daily charge equivalent to an effective annual rate of 0.80%.

The Net Investment Factor may be greater than or less than one. If it is greater than one, the Accumulation Unit Value will increase; if less than one, the Accumulation Unit Value will decrease.

3

Shares of the Funds are valued at their net asset values. Any dividends or capital gains distributions from a Fund are reinvested in that Fund.

FIXED ANNUITY INCOME PAYMENTS

The amount of monthly annuity income payments for a selected fixed annuity income option or the fixed portion of a selected combination annuity income option is calculated by applying the proceeds payable to the income payment rates for the option selected. Annuity income payments will be the larger of:

(a) The income based on the rates shown in the contract’s Annuity Tables for the option chosen; and

(b) The income calculated by applying the proceeds as a single premium to our single premium annuity rates in effect on the date of the first income payment for the same plan.

Annuity income payments under a fixed annuity or fixed portion of a combination annuity will not vary in dollar amount and will not be affected by the investment performance of the Variable Account. Amounts used to purchase a fixed annuity may not be later transferred to a variable annuity.

EXCHANGES AMONG SUBACCOUNTS AFTER THE ANNUITY DATE

After the Annuity Date, you may instruct us to reallocate the value of some or all of the Annuity Units of a variable Subaccount then credited to your Contract into an equal value of Annuity Units of one or more other Subaccounts. The exchange shall be based on the relative value of the Subaccount Annuity Units at the end of the Valuation Period in which the request is received and will affect income payments determined after that Valuation Period. To make such an exchange, you must contact the Annuity Service Center. The value of the Annuity Units exchanged must provide at least a $50 annuity income payment at the time of the exchange, unless all of the Annuity Units of a Subaccount are being exchanged.

UNAVAILABILITY OF ANNUITY INCOME OPTIONS IN CERTAIN CIRCUMSTANCES

We do not offer annuity income options to any corporate beneficiary, partnership or trustee; any assignee, unless that assignee is a beneficiary; or the executors or administrators of the Annuitant’s estate.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the Prospectus, the Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR LLC and FILI. FBS is the principal underwriter. Fidelity Distributors Company LLC (“FDC”) is the distributor of the Fidelity family of funds. The principal business address of FBS and FDC is 900 Salem Street, Smithfield, Rhode Island 02917. The offering of the Contracts is continuous, and we do not anticipate discontinuing offering the Contracts. However, we reserve the right to discontinue offering the Contracts.

UNDERWRITING COMMISSIONS

[TO BE UPDATED BY AMENDMENT]

STATE REGULATION

FILI is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contracts described in the Prospectus and Statement of Additional Information have been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

4

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by Lance A. Warrick, General Counsel of Fidelity Investments Life Insurance Company.

REGISTRATION STATEMENT

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, relating to the Contracts. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus and this Statement of Additional Information. We have omitted certain portions pursuant to SEC rules. We intend the statements contained in the Prospectus and this Statement of Additional Information to be summaries. You may obtain the omitted information from the SEC’s main office in Washington, D.C., upon payment of the SEC’s prescribed fees, or through the SEC’s website at www.sec.gov.

EXPERTS

[TO BE UPDATED BY AMENDMENT]

The consolidated financial statements of the Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021, and the financial statements of each of the subaccounts of Fidelity Investments Variable Annuity Account I as of December 31, 2021 and for each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of [                    ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for [                     ] is [                     ].

FINANCIAL STATEMENTS

The consolidated financial statements of Fidelity Investments Life Insurance Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts. Please note that Fidelity Investments Life Insurance Company is relying on the exemption provided by SEC Rule 12h-7 in its preparation of the consolidated financial statements of Fidelity Investments Life Insurance Company provided herein.

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PART C

OTHER INFORMATION

27.	Exhibits

(a)	Board of Directors Resolution

Resolution of Board of Directors of Fidelity Investments Life Insurance Company (“Fidelity Investments Life”) establishing the Fidelity Investments Variable Annuity Account I incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(b)	Custody Agreement—Not Applicable.

(c)	Underwriting Contracts

(1)

Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(2)

Commission Schedule incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(d)	Contracts

(1)

Specimen Variable Annuity Contract incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(2)

Specimen Variable Annuity Contract for Use with Sponsored Arrangements incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(3)

Endorsement for Qualified Contracts incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(e)	Applications

(1)

Application for Variable Annuity Contract incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(2)

Application for Variable Annuity Contract for Use with Sponsored Arrangements incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(f)	Depositor’s Certification of Incorporation and By-laws

(1)

Articles of Domestication of Fidelity Investments Life incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(2)

Amended By-laws of Fidelity Investments Life incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(g)	Reinsurance Contracts—Not Applicable.

(h)	Participation Agreements

(1)

Form  of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form  N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(2)

Form  of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund II incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form  N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(3)

Form  of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund III incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form  N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(4)

Form  of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund IV incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form  N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 25, 1997

(5)

Form  of Participation Agreement between Fidelity Investments Life and Strong Variable Insurance Funds, Inc. on behalf of the Portfolios, and Strong Opportunity Fund II, Inc., Strong Capital Management,  Inc. (the “Adviser”), incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-4, Reg. No.  33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on August 29, 1997

(6)

Form  of Participation Agreement between Fidelity Investments Life and PBHG INSURANCE SERIES FUND, INC. (“FUND”), and PILGRIM BAXTER & ASSOCIATES,  LTD. (“ADVISER”), incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-4, Reg. No.  33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on August 29, 1997

(7)

Form  of Participation Agreement between Fidelity Investments Life and MORGAN STANLEY UNIVERSAL FUNDS,  INC. (the “Fund”), and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (the “Adviser”), incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form  N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on August 29, 1997

(8)

Form  of Participation Agreement between Fidelity Investments Life and Warburg, Pincus Trust, (the “Fund”); Warburg, Pincus Counsellors,  Inc. (the “Adviser”); and Counsellors Securities Inc. incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on August 29, 1997

(9)

Form  of Distribution Agreement effective as of August  12, 1999 by and among Fidelity Investments Life Insurance Company, Fidelity Brokerage Services LLC and Pacific Guardian Life Insurance Company, Limited., incorporated by reference from Post-Effective Amendment No.  19 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  24, 2001

(10)

Form  of Participation Agreement between Fidelity Investments Life Insurance Company and LAZARD ASSET MANAGEMENT SECURITIES LLC (“Distributor”) and LAZARD RETIREMENT SERIES,  INC. (“Fund”) incorporated by reference from Post-Effective Amendment No. 26 to Registration Statement on Form N-4, Reg. No.  33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 27, 2006

(11)

Form of Participation Agreement between Fidelity Investments Life Insurance Company and PIMCO Variable Insurance Trust (the “Fund”), a Delaware statutory trust, and Allianz Global Investors Distributors LLC (the “Underwriter), a Delaware limited liability company incorporated by reference from Post-Effective Amendment No. 5 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on September 21, 2009.

(i)	Administrative Contracts – Not Applicable

(j)	Other Material Contracts – Not Applicable

(k)	Legal Opinion

Legal opinion and consent of Lance A. Warrick (To be filed by amendment)

(l)	Other Opinions

Consent of Independent Registered Public Accounting Firm (To be filed by amendment)

(m)	Omitted Financial Statements – Not Applicable

(n)	Initial Capital Agreements – Not Applicable

(o)	Form of Initial Summary Prospectuses – Not Applicable

(p)	Power of Attorney

(1)

Power of Attorney for William J. Johnson incorporated by reference from Post-Effective Amendment No. 37 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(2)

Power of Attorney for Peter G. Johannsen incorporated by reference from Post-Effective Amendment No. 37 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(3)

Power of Attorney for Malcolm MacKay incorporated by reference from Post-Effective Amendment No. 37 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(4)

Power of Attorney for Kathleen A. Murphy incorporated by reference from Post-Effective Amendment No. 37 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(5)

Power of Attorney for Rodney R. Rohda incorporated by reference from Post-Effective Amendment No. 37 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(6)

Power of Attorney for Roger T. Servison incorporated by reference from Post-Effective Amendment No. 37 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(7)

Power of Attorney for Sriram Subramaniam incorporated by reference from Post-Effective Amendment No. 37 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(8)

Power of Attorney for Miles Mei incorporated by reference from Post-Effective Amendment No. 37 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(9)

Power of Attorney for Nancy D. Prior incorporated by reference from Post-Effective Amendment No. 39 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 27, 2018

(10)

Power of Attorney for Jane P. Jamieson incorporated by reference from Post-Effective Amendment No. 39 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 27, 2018

(11)

Power of Attorney for David J. Vargo incorporated by reference from Post-Effective Amendment No. 41 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 27, 2020

(12)

Power of Attorney for Wendy E. John incorporated by reference from Post-Effective Amendment No. 115 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 30, 2021.

(13)	Power of Attorney for Gerald W. Patterson filed herewith.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Gerald W. Patterson	Director and President
Jane P. Jamieson	Director
Wendy E. John	Director
William J. Johnson, Jr.	Director
Peter G. Johannsen	Director
Malcolm Mackay	Director
Kathleen A. Murphy	Director
Nancy D. Prior	Director
Rodney R. Rohda	Director
Roger T. Servison	Director
Sriram Subramaniam	Director
David J. Vargo	Director
James F. Andrea, Jr.	Head of Client Services and Operations
Tamara Bogojevic-Catanzano	Illustration Actuary
Robert K. Leach	Appointed Actuary
Brian N. Leary	Vice President, Consumer Services Officer and Chief Compliance Officer
Miles Mei	Vice President and Treasurer
Deepa Rao	Vice President, Technology Management
Robert G. Regan	Chief Risk Officer
Richard S. Rowland	Vice President, Channel Development
Felicia F. Tierney	Vice President, Human Resources
Lance A. Warrick	Vice President, General Counsel and Secretary

The principal business address for each of the persons named in Item 28 is 900 Salem Street, Smithfield, Rhode Island 02917.

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant.

See Exhibit 26 of the original registration statement on Form N-4 filed August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A, which is incorporated herein by reference.

Item 30. Indemnification

FMR LLC and its subsidiaries own a directors’ and officers’ liability reimbursement contract (the “Policies”), issued by National Union Fire Insurance Company, that provides coverage for “Loss” (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity’s By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation’s request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation’s request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b) Management

Name and Principal Business Address	Positions and Offices with Depositor
Sriram Subramaniam	Director, Chief Executive Officer and President
David Canter	Director
David Foreman David Golino	Secretary and Chief Legal Officer Chief Financial Officer
Eric C. Green Lisa D. Kriser Michael Lyons	Assistant Treasurer Assistant Secretary Senior Vice President and Treasurer

The address for each person named in Item 31 is 900 Salem Street, Smithfield, RI 02917.

(c) Compensation From the Registrant: [    ] TO BE UPDATED BY AMENDMENT

Item 32. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 900 Salem Street, Smithfield, RI 02917.

Item 33. Management Services – Not Applicable

Item 34. Fee Representation

(a)

Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy (“the contract”) offered by Fidelity Investment Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investment Life Insurance Company.

SIGNATURES

Pursuant to the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Fidelity Investments Variable Annuity Account I, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Smithfield, and the state of Rhode Island, on this 31st day of January, 2022.

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I
(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ *	Attest:	/s/ Lance A. Warrick
	Gerald W. Patterson		Lance A. Warrick
	President		Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on this 31st day of January 2022.

Signature	Title

/s/ *		)
Gerald W. Patterson	President and Director	)

/s/ *		)
William J. Johnson, Jr.	Director	)

/s/ *		)
Wendy E. John	Director	)

/s/ *		)
Miles Mei	Treasurer	)

/s/ *		)
Rodney R. Rohda	Director	)	By:	/s/ Lance A. Warrick

/s/ *		)		Lance A. Warrick
Roger T. Servison	Director	)		(Attorney-in-Fact)*

/s/ *		)
Kathleen A. Murphy	Director	)

/s/ *		)
Jane P. Jamieson	Director	)

/s/ *		)
Malcolm MacKay	Director	)

/s/ *		)
Peter G. Johannsen	Director	)

/s/ *		)
Nancy D. Prior	Director	)

/s/ *		)
Sriram Subramaniam	Director	)

/s/ *		)
David J. Vargo	Director	)